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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 7, 1998, on the consolidated financial statements of Benedek Communications Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years ended December 31, 1997, 1996 and 1995. We also consent to the reference to our firm under the caption 'Experts' in the Prospectus.

                                          MCGLADREY & PULLEN, LLP

Rockford, Illinois
June 9, 1998



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